UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

United States Lime & Minerals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

INTRODUCTION
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
SHAREHOLDINGS OF COMPANY DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
INDEPENDENT AUDITORS
OTHER MATTERS
CERTAIN TRANSACTIONS
SHAREHOLDER PROPOSALS

United States Lime & Minerals, Inc.
13800 Montfort Drive, Suite 330
Dallas, Texas 75240

April 5, 2004

Dear Shareholders:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders at 10:00 a.m. on Friday, May 5, 2004, at the Crowne Plaza Suites, 7800 Alpha Road, Dallas, Texas, 75240. Please refer to the back of this letter for directions. The Meeting will be preceded by an informal reception starting at 9:30 a.m., at which you will have an opportunity to meet the Directors and Officers of the Company.

     Enclosed with this letter is a Notice of the Annual Meeting, Proxy Statement, and Proxy Card. I urge you to complete, sign, date, and mail the enclosed Proxy Card at your earliest convenience. Regardless of the size of your holdings, it is important that your shares be represented. If you attend the Meeting, you may withdraw your Proxy and vote in person. You may also withdraw your Proxy by submitting to the Company, prior to the Annual Meeting, a written notice of revocation.

     I look forward to meeting and speaking with you at the Annual Meeting on May 5, 2004.

Sincerely,

Timothy W. Byrne
President and Chief Executive Officer

Enclosures

United States Lime & Minerals, Inc.

Directions to the 2004 Annual Meeting of Shareholders

Friday, May 5, 2004, at 10:00 a.m.

Crowne Plaza Suites
7800 Alpha Road
Dallas, Texas 75240

Directions from Dallas-Ft. Worth Airport:

Take the North exit from the airport
East on I-635 (Lyndon B. Johnson Freeway)
Exit at Coit Road, turning North (left) onto Coit
Turn left at first intersection onto Alpha Road
Hotel entrance is on the left before junction with Blossomheath Road

Directions from Downtown Dallas:

North on North Central Expressway (U.S. 75)
Exit at Coit Road (exit passes over U.S. 75 and joins Coit)
Continue North on Coit until you cross over I-635 (Lyndon B. Johnson
Freeway)
Turn left at first intersection onto Alpha Road
Hotel entrance is on the left before junction with Blossomheath Road

UNITED STATES LIME & MINERALS, INC.
13800 Montfort Drive
Suite 330
Dallas, Texas 75240

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 5, 2004

To the Shareholders of
     United States Lime & Minerals, Inc.:

     Notice is hereby given that the 2004 Annual Meeting of Shareholders of United States Lime & Minerals, Inc., a Texas corporation (the “Company”), will be held on Wednesday, the 5th day of May, 2004, at 10:00 a.m., local time at the Crowne Plaza Suites, 7800 Alpha Road, Dallas, Texas 75240 (the “Annual Meeting”), for the following purposes:

1.	To elect five directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified; and

2.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 26, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of such shareholders will be available for inspection during usual business hours for ten days prior to the Annual Meeting at the office of the Company in Dallas, Texas.

     All shareholders are cordially invited to attend the Annual Meeting. Shareholders are urged, whether or not they plan to attend the Annual Meeting, to complete, sign, and date the accompanying Proxy Card and to return it promptly in the postage-paid return envelope provided. A shareholder who has returned a Proxy Card may withdraw the Proxy by sending the Company a written notice of revocation or by attending the Annual Meeting and voting in person.

By Order of the Board of Directors,

Timothy W. Byrne
President and Chief Executive Officer

Dallas, Texas
April 5, 2004

UNITED STATES LIME & MINERALS, INC.
13800 Montfort Drive
Suite 330
Dallas, Texas 75240

PROXY STATEMENT
FOR
2004 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 5, 2004

INTRODUCTION

     The accompanying form of proxy (the “Proxy Card”), mailed together with this proxy statement (the “Proxy Statement”), is solicited by and on behalf of the Board of Directors of United States Lime & Minerals, Inc., a Texas corporation (the “Company”), for use at the 2004 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the time and place and for the purposes set forth in the accompanying Notice. The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 5, 2004.

     Shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), represented by valid Proxy Cards, duly signed, dated, and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. In the absence of directions to the contrary, such shares will be voted:

FOR the election of the five nominees named in the Proxy Card to the Board of Directors of the Company.

     If any other matter is properly brought before the Annual Meeting for action at the Meeting, which is not currently anticipated, the persons designated to serve as proxies will vote on such matters in accordance with their best judgment.

     Any shareholder of the Company returning a Proxy Card has a right to withdraw the Proxy at any time before it is exercised by attending the Annual Meeting and voting in person or by giving written notice of such revocation to the Company addressed to Timothy W. Byrne, President and Chief Executive Officer, United States Lime & Minerals, Inc., 13800 Montfort Drive, Suite 330, Dallas, Texas 75240; however, no such revocation shall be effective unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     Only holders of record of Common Stock at the close of business on March 26, 2004, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. On the record date for the Annual Meeting, there were issued and outstanding 5,822,596 shares of Common Stock. At the Annual Meeting, each shareholder of record on March 26, 2004 will be entitled to one vote for each share of Common Stock registered in such shareholder’s name on the record date.

     The following table sets forth, as of March 26, 2004, information with respect to shareholders known to the Company to be the beneficial owners of more than five percent of the issued and outstanding shares of Common Stock:

Name and Address	Number of Shares	Percent
of Beneficial Owner	Beneficially Owned (2) (3)	of Class (2)
Inberdon Enterprises Ltd.	3,542,033	60.17%
1020-789 West Pender Street Vancouver, British Columbia Canada V6C 1H2 (1)

Robert S. Beall	674,899	11.52%
5300 Miramar Lane Colleyville, Texas 76034

(1)	Inberdon Enterprises Ltd. (“Inberdon”) is principally engaged in the acquisition and holding of securities of aggregate producing companies located in North America. All of the outstanding shares of Inberdon are held, indirectly through a number of private companies, by Mr. George M. Doumet.

(2)	In the case of Inberdon, based on the Company’s records as of March 26, 2004. In the case of Robert S. Beall, based on his Form 4 filed on March 19, 2004, reporting shares as of March 17, 2004. Assuming Robert S. Beall continued to own 674,899 shares on March 26, 2004, such shares would represent 11.52% of the class as of such date.

(3)	Includes the following shares subject to purchase pursuant to warrants exercisable within the next 60 days: Inberdon, 63,643; and Robert S. Beall, 37,714.

SHAREHOLDINGS OF COMPANY DIRECTORS AND EXECUTIVE OFFICERS

     The table below sets forth the number of shares of Common Stock beneficially owned, as of March 26, 2004, by all directors and named executive officers of the Company individually and all directors and executive officers as a group:

	Number of Shares		Percent
Name	Beneficially Owned(1)		of Class
Timothy W. Byrne	132,845	(2)(4)	2.24%
Richard W. Cardin	4,000	(4)	(5)
Antoine M. Doumet	2,000	(3)(4)	(5)
Wallace G. Irmscher	11,000	(4)	(5)
Edward A. Odishaw	9,400	(4)	(5)
Johnney G. Bowers	22,493	(2)(4)	(5)
Billy R. Hughes	62,063	(2)(4)	1.06%
Richard D. Murray	35,500	(2)(4)	(5)
M. Michael Owens	4,000	(4)	(5)

All Directors and Executive Officers as a Group (9 persons)	283,301	(2)(4)	4.68%

(1)	All shares are directly held with sole voting and dispositive power unless otherwise indicated.

(2)	Includes 6,845, 493, 3,860, and 500 shares allocated to Messrs. Byrne, Bowers, Hughes, and Murray, respectively, under the Company’s Employee Stock Ownership Plan (“ESOP”), which was merged with the Company’s 401(k) profit-sharing plan effective July 31, 1999.

(3)	The named individual is the brother of Mr. George M. Doumet, who indirectly owns all the outstanding shares of Inberdon.

(4)	Includes the following shares subject to stock options exercisable within the next 60 days granted under the 1992 Stock Option Plan, as Amended and Restated (the “1992 Plan”) or the 2001 Long-Term Incentive Plan (the “2001 Plan”): Mr. Byrne, 110,000; Mr. Cardin, 2,000; Mr. Doumet, 2,000; Mr. Irmscher, 2,000; Mr. Odishaw, 2,000; Mr. Bowers, 22,000; Mr. Hughes, 47,000; Mr. Murray, 35,000; and Mr. Owens, 4,000.

(5)	Less than 1%.

PROPOSAL 1: ELECTION OF DIRECTORS

     Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company.

     Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. The Company’s Restated Articles of Incorporation prohibit cumulative voting for the election of directors. All duly submitted and unrevoked Proxy Cards will be voted FOR the nominees selected by the Board of Directors except where authorization so to vote is withheld. Votes withheld and broker non-votes are not counted in the election of directors.

     The Board of Directors recommends that all shareholders vote “FOR” the election of all such nominees. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated to serve as proxies will have full discretion to vote for another person nominated by the Board.

NOMINEES FOR DIRECTOR

     The five nominees for director are named below. Each has consented to serve as a director if elected. Set forth below is pertinent information with respect to each nominee:

Timothy W. Byrne

Mr. Byrne, age 46, rejoined the Company on December 8, 2000 as its President and Chief Executive Officer, positions he previously held during 1997 and 1998. Mr. Byrne has served the Company as a director since 1991, and served in various positions including Senior Vice President and Chief Financial Officer and Vice President of Finance and Administration from 1990 to 1998. Prior to rejoining the Company in December 2000, Mr. Byrne was President of Rainmaker Interactive, Inc., an Internet services and communications company focused on strategy, marketing, and technology.

Richard W. Cardin

Mr. Cardin, age 68, has served as a director of the Company since August 1998. He is a consultant and retired partner of Arthur Andersen LLP since 1995, having spent 37 years with that firm. He was Office Managing partner with Arthur Andersen LLP in Nashville, Tennessee from 1980 until 1994. He is a member of the Board of Directors of Atmos Energy Corporation, a natural gas utility company, and Intergraph Corporation, a provider of end-to-end technical solutions and systems integration services.

Antoine M. Doumet

Mr. Doumet, age 44, has served as a director of the Company since July 1993 in the capacity of Vice Chairman. He is a private businessman and investor. From 1989 to 1995, he served as a director of MELEC, a French electrical engineering and contracting company. From 1988 to 1992, Mr. Doumet served as vice president and a director of Lebanon Chemicals Company. Mr. Doumet is the brother of Mr. George M. Doumet, who indirectly owns all of the outstanding shares of Inberdon.

Wallace G. Irmscher

Mr. Irmscher, age 81, has served as a director of the Company since July 1993. He was a senior executive with 44 years of diversified experience in the construction and construction materials industry. From 1995 to 2003, Mr. Irmscher served as a director of N-Viro International Corporation, a company involved in the recycling of industrial waste. He also serves as an advisory board member of U.S. Concrete, Inc., a producer of construction materials. He is past Chairman of the American Concrete Paving Association (ACPA) and is presently a board member of the National Ready Mix Concrete Association (NRMCA). Mr. Irmscher has performed consulting services for various companies in the cement, construction, and environmental industries.

Edward A. Odishaw

Mr. Odishaw, age 68, has served as a director and Chairman of the Board of the Company since July 1993. Mr. Odishaw is Chairman of Austpro Energy Corporation, a public Canadian corporation. Between 1964 and 1999, he practiced law in Saskatchewan and British Columbia, Canada, with emphasis on commercial law, corporate mergers, acquisitions, and finance. Between 1992 and 1999, Mr. Odishaw was a Barrister and Solicitor with the law firm of Boughton Peterson Yang Anderson, located in Vancouver, Canada. From 1972 to 1992, Mr. Odishaw was a Barrister and Solicitor with the law firm of Swinton & Company, Vancouver, Canada. Mr. Odishaw holds directorships in numerous companies in Canada. Mr. Odishaw is a member in good standing of the Law Society of British Columbia and the Canadian Bar Association and is a non-practicing member of the Law Society of Saskatchewan.

EXECUTIVE OFFICERS
WHO ARE NOT ALSO DIRECTORS

Johnney G. Bowers

Mr. Bowers, age 57, joined the Company in June 1997 and has served as Vice President – Manufacturing since that date. He has over 25 years of engineering and operating experience. From May 1991 until he joined the Company, Mr. Bowers served as director of engineering with Chemical Lime Company. Prior to May 1991, Mr. Bowers held various senior process engineering and project manager positions in the mining and processing industry.

Billy R. Hughes

Mr. Hughes, age 65, joined the Company in June 1973 and has served as Senior Vice President – Sales & Marketing since December 1998. He has more than 25 years of experience in the lime and limestone industry. Mr. Hughes began his employment with the Company as a salesperson for the Arkansas Lime plant. In 1978, he was promoted to sales manager for Arkansas Lime. In 1983, Mr. Hughes was appointed Vice President – Sales and Marketing for both Arkansas Lime and Texas Lime.

Richard D. Murray

Mr. Murray, age 63, joined the Company in May 1995 and served as Vice President – Engineering until March 2001, when he was appointed Vice President and Plant Manager for Texas Lime Company. He has over 35 years of experience in various management and engineering positions. Prior to joining the Company, he was Vice President – Operations for Lone Star Industries, Inc., a leading cement manufacturer.

M. Michael Owens

Mr. Owens, age 50, joined the Company in August 2002 as its Vice President and Chief Financial Officer, Secretary and Treasurer. He has over 25 years of financial and accounting experience. Prior to joining the Company, Mr. Owens was Vice President – Finance at Sunshine Mining and Refining Company (“Sunshine”), a silver mining company. Mr. Owens held various financial and accounting officer positions with Sunshine from 1983 to 2002.

CORPORATE GOVERNANCE

     The Company has adopted corporate governance practices in accordance with the listing standards of The Nasdaq Stock Market and commensurate with its size and stage of development.

     The Board consists of five directors. The Board has determined that Messrs. Odishaw, Cardin, Doumet and Irmscher are independent within the meaning of the Nasdaq rules. The fifth director is Mr. Byrne, the Company’s President and Chief Executive Officer.

     The Board meets at least four times each year, and more frequently as required, and is responsible for supervising the management of the business and affairs of the Company, including the development of major policy and strategy. The Board has a standing Executive Committee, Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee.

     During the year ended December 31, 2003, the Board held six meetings (including one combined meeting with the Audit Committee), the Executive Committee held one meeting, the Audit Committee held seven meetings (including one combined meeting with the Board), and the Compensation Committee held two meetings. The Nominating and Corporate Governance Committee was formed in March 2004. During the year ended December 31, 2003, each director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board and (b) the total number of meetings held by all Committees on which he served. The Board has a policy encouraging each director to attend the Company’s annual meeting of shareholders, and all of the Company’s directors attended the 2003 annual meeting. The Board also has a policy that, in conjunction with each regularly scheduled meeting of the Board, the Board’s independent directors will meet in executive session.

     Governance responsibilities are undertaken by the Board as a whole, with certain specific responsibilities delegated to the four Committees as described below:

•	The Executive Committee is composed of Messrs. Odishaw (Chairman), Doumet and Byrne. Within the policy and strategic direction provided by the Board, the Executive Committee may exercise all of the powers of the Board, except those required by law, regulation or Nasdaq listing standards to be exercised by the full Board, or another Committee of the Board, and is required to report to the Board on all matters considered and actions taken since the last meeting of the full Board.

•	The Nominating and Corporate Governance Committee (the “Nominating Committee”) is composed of Messrs. Odishaw (Chairman), Cardin, Doumet and Irmscher, each of whom is an independent director. The primary purposes of the Nominating Committee are to identify and recommend individuals to serve as members of the Board, to recommend to the Board the duties and responsibilities and members of each Committee, and to assist the Board with other matters to ensure effective corporate governance. The Nominating Committee is responsible for establishing the Board’s procedures for consideration of director nominees from shareholders and the Board’s process for shareholder communications with the Board. The Nominating Committee will consider qualified candidates for nomination for election to the Board recommended by the Company’s directors, officers and shareholders. In considering all such candidates, the Nominating Committee will take into account the candidate’s qualifications and the size, composition and needs of the Board, in the following areas of experience, judgment, expertise, and skills: the Company’s industry; accounting and finance; business judgment; management; leadership; business strategy; risk management; and corporate governance. All candidates should have a reputation for integrity, have experience in positions with a high degree of responsibility, be leaders in the companies, institutions, or professions with which they have been affiliated, and be capable of making a contribution to the Company. Shareholders wishing to recommend a director candidate for consideration by the Nominating Committee should send all relevant information with respect to the individual to the Chairman of the Committee, at the address of the Company’s executive offices. A copy of the Nominating Committee’s Charter, which was adopted by the Board effective March 25, 2004, and the Board’s process for shareholders to send communications to the Board are available on the Company’s website located at www.uslm.com.

•	The Audit Committee is composed of Messrs. Cardin (Chairman), Irmscher and Odishaw. The Board has determined that each member of the Audit Committee is independent and meets the other qualification standards set by law, regulation and applicable Nasdaq listing standards. Based on his past education, employment experience and professional certification in public accounting, the Board has determined that Mr. Cardin qualifies as an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. The Audit Committee is also responsible for overseeing the administration of the Company’s Code of Business Conduct and Ethics, which is available on the Company’s website located at www.uslm.com; reviewing and approving all related-party transactions; and administering the Company’s procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. A copy of the Audit Committee’s Amended and Restated Charter, which was adopted by the Board effective March 24, 2004, is attached as Exhibit A to this Proxy Statement. The Report of the Audit Committee is set forth below.

•	The Compensation Committee is composed of three independent directors, Messrs. Odishaw (Chairman), Irmscher, and Doumet. The Compensation Committee is responsible for the evaluation, approval, and administration of salary, incentive compensation, bonuses, benefit plans, and other forms of compensation for the Company’s officers and directors. The Compensation Committee is responsible for administering the 1992 Plan and the 2001 Plan. The Report of the Compensation Committee follows the Report of the Audit Committee.

     Notwithstanding anything to the contrary, the following reports of the Audit Committee and the Compensation Committee and the Performance Graph set forth below shall not be deemed to be incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This information shall not otherwise be deemed to be filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three independent directors as defined under the applicable rules of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, and the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the Company’s financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP, the Company’s independent auditors, is responsible for expressing an opinion, based on its audit, on the conformity of the audited financial statements with generally accepted accounting principles in the United States. In light of certain new Nasdaq Stock Market listing requirements, the Audit Committee reviewed its Charter and determined that it was appropriate to amend the Charter. A copy of the Amended and Restated Charter is attached as Exhibit A to the Proxy Statement.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent auditors the written disclosures required by the pronouncements on the Independence Standards Board and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended and the Board of Directors has approved the inclusion of the Company’s audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors,

Richard W. Cardin, Chairman
Wallace G. Irmscher
Edward A. Odishaw

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the “Committee”) has the responsibility for administering the executive compensation program of the Company. The Compensation Committee reviews and makes recommendations to the full Board of Directors regarding the base salaries and annual incentive compensation for executive officers, and administers the Company’s 1992 Stock Option Plan, as Amended and Restated (the “1992 Plan”), and the Company’s 2001 Long-Term Incentive Plan (the “2001 Plan”).

Compensation Policies. The principal executive compensation policy of the Company, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate, and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and its shareholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines which are supported by the full Board:

Base salaries for executive officers should be competitive. A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of the shareholders of the Company. This variable part of annual compensation should reflect both individual and corporate performance. As a person’s level of responsibility increases, a greater portion of total compensation should be at risk, and the mix of total compensation should be weighted more heavily in favor of stock-based compensation. Stock options, restricted stock, and other stock-based compensation provide executives long-term incentive and help align the interests of executives and shareholders in the enhancement of shareholder value.

As discussed elsewhere in the Proxy Statement, the Company has entered into employment agreements with Messrs. Bowers, Hughes, and Byrne. These agreements provide for an annual base salary, bonuses, the use of a Company car, reimbursement of business expenses, participation in the 401(k) profit-sharing plan, severance arrangements, and other benefits. The Committee has determined that such agreements are appropriate means to achieve the Company’s overall compensation policies.

2003 Compensation. The Company’s executive compensation packages have three separate elements consisting of base salary, annual incentive compensation, and long-term incentive compensation. The compensation packages of Mr. Byrne and the other executive officers are designed to be competitive within the industry and to provide incentives for both short- and long-term performance in line with the financial interests of the shareholders.

Base Salaries. The Committee determines levels of the executive officers’ base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable size non-durable manufacturing companies. The amount of each executive’s annual increase in base salary, if any, will be based on a number of largely subjective factors, including the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation. Executive officer raises in 2003 averaged approximately 2.5%. Mr. Byrne’s base salary, which had not been adjusted since he rejoined the Company in December 2000, was increased approximately 4.2% to $250,000 in 2003.

Annual Incentive Compensation. Each of the Company’s executive officers is eligible to receive annual cash bonus awards based on determinations made by the Committee. Except in the case of Mr. Byrne, the Company has not adopted a formal annual bonus plan. Rather, the determination to pay a cash bonus, if any, is based on the Committee’s subjective judgment with respect to the past performance of the individual, or on the individual’s attainment of objective performance goals. In either such case, the bonus may be based on the specific accomplishments of the individual, or on the overall success of the Company. The Committee awarded the following bonuses for 2003 which were paid in 2004: Mr. Bowers, $3,000; Mr. Hughes, $30,000; Mr. Murray, $30,000; and Mr. Owens, $15,000.

As described elsewhere in the Proxy Statement, Mr. Byrne’s employment agreement provides for an objective annual cash bonus based on the Company’s EBITDA (earnings before interest, taxes, depreciation, and amortization) compared to certain EBITDA levels set forth in Mr. Byrne’s employment agreement, as well as the possibility of a subjective cash bonus in the discretion of the Committee. For 2003, the increase in the Company’s EBITDA resulted in Mr. Byrne’s earning an objective bonus of $250,000, which was paid in 2004. No subjective bonus was awarded for 2003.

Long-Term Incentive Compensation. The Committee also administers the 1992 Plan and the 2001 Plan to provide long-term incentives to its key employees, including executive officers. Grants of stock options, restricted shares of stock, and other stock-based compensation are based on each individual’s position within the Company, level of responsibility, past performance, and expectation of future performance. Stock options granted during 2003 were: Mr. Byrne, 30,000; Mr. Hughes, 10,000; Mr. Murray, 6,000; and Mr. Owens, 12,000.

Internal Revenue Code of 1986 (“Code”) Section 162(m) generally limits the corporate income tax deduction for compensation paid to certain named executive officers to $1 million per year, except for certain qualified and performance-based compensation. The Committee has not seen any need to adopt a policy with regard to qualifying bonus awards for tax deductibility under Code Section 162(m), since Company cash compensation is well below the level at which this tax limitation would apply, and options that were granted in 1999 and thereafter under the 1992 Plan, as amended and restated in 1999, and that were or will be granted under the 2001 Plan are intended to constitute performance-based compensation not subject to the Code Section 162(m) limitation.

COMPENSATION COMMITTEE

Edward A. Odishaw, Chairman
Antoine M. Doumet
Wallace G. Irmscher

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years earned by the President and Chief Executive Officer, and the four other executive officers of the Company:

				Long-Term	All Other
		Annual Compensation		Compensation	Compensation
				Securities
Name and				Underlying
Principal Position	Year	Salary	Bonus(1)	Options(#)	401(k)(2)
Timothy W. Byrne	2003	$250,000	$100,000	30,000	$4,000
President and Chief	2002	$240,000	$175,000	—	$4,000
Executive Officer	2001	$240,000	—	80,000	$3,400

Billy R. Hughes	2003	$157,833	$7,500	10,000	$3,234
Senior Vice President -	2002	$155,813	$10,000	—	$3,163
Sales and Marketing	2001	$153,750	—	—	$3,125

M. Michael Owens (3)	2003	$117,291	$4,000	12,000	$617
Vice President and Chief	2002	$45,337	—	—	—
Financial Officer

Johnney G. Bowers	2003	$143,830	$2,000	—	$2,976
Vice President -	2002	$141,965	$2,000	—	$2,945
Manufacturing	2001	$141,965	—	—	$2,921

Richard Murray	2003	$112,291	$5,000	6,000	$2,360
Vice President -	2002	$109,406	$10,000	—	$2,299
Texas Lime	2001	$107,625	—	—	$2,261

(1)	Bonuses were earned in the previous year and paid in the year shown.

(2)	Company contribution to defined contribution plan.

(3)	Mr. Owens was elected Vice President and Chief Financial Officer on August 9, 2002.

Option Grants in Last Fiscal Year

     The following table sets forth information with respect to stock options granted to executive officers during 2003 and the potential realizable value at assumed annual rates of stock price appreciation over the term of the options.

					Potential Realizable
					Value at Assumed Annual
					Rates of Stock Price
					Appreciation for Option
Individual Grants					Term
	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise or
	Options Granted	Employees in	Base Price	Expiration	5%	10%
Name	#	Fiscal Year	($/Sh)	Date	($)	($)
Timothy W. Byrne	30,000	28.2%	3.26	5/14/13	61,506	155,868
Billy R. Hughes	10,000	9.4%	3.85	1/30/13	24,212	61,359
M. Michael Owens	12,000	11.3%	3.85	1/30/13	29,055	73,631
Richard Murray	6,000	5.6%	3.85	1/30/13	14,527	36,815

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

     The following table sets forth information with respect to stock options exercised by the named executive officers during 2003 and the number and value of unexercised options held by such executive officers at year end:

	Shares	Value	Number of Securities		Value of Unexercised
	Acquired on	Realized	Underlying Unexercised Options		In-the-Money Options
Name	Exercise (#)	($) (1)	at Year-End (#)		at Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy W. Byrne	—	—	110,000	30,000	$128,000	$104,700
Billy R. Hughes	10,000	16,800	42,000	10,000	—	$29,000
M. Michael Owens	—	—	12,000	12,000	—	$34,800
Johnney G. Bowers	—	—	22,000	—	—	—
Richard D. Murray	—	—	39,000	6,000	—	$17,400

(1)	Market value of underlying securities on the date of exercise minus the exercise price.

Equity Compensation Plan Information

     The following table sets forth information with respect to the Company’s equity compensation plans as of December 31, 2003:

	Number of shares to be issued	Weighted average exercise	Number of shares
	upon exercise of outstanding	price of outstanding	remaining available
Plan Category	options, warrants and rights	options, warrants and rights	for future issuance
Equity compensation plans approved by security holders	319,500	$5.92	310,500
Equity compensation plans not approved by security holders	—	—	—

Total	319,500	$5.92	310,500

Executive Employment and Termination Agreements

     The Company has employment agreements with Messrs. Bowers, Hughes, and Byrne. Such employment agreements are designed to ensure that the Company will be able to attract, motivate, and retain highly qualified talent, which is critical to both the short- and long-term success of the Company.

     The employment agreements provide for a base salary to be reviewed annually. Mr. Byrne and the Company entered into an amended and restated employment agreement as of May 2, 2003, which provides him with an annual base salary of at least $250,000. In addition to the base salary, the agreements for Messrs. Byrne, Bowers, and Hughes provide for a discretionary bonus to be determined by the Compensation Committee of the Board of Directors. In addition to the possibility of a discretionary bonus, Mr. Byrne is eligible to receive an objective bonus based on the Company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) compared to certain levels set forth in Mr. Byrne’s employment agreement. Mr. Byrne is also entitled to an annual $30,000 contribution to fund a life insurance or retirement arrangement and a country club membership. In the event of a change of control of the Company, and Mr. Byrne’s termination, Mr. Byrne is entitled to severance payments equal to his then-current annual base salary, benefits, and bonuses for at least one and a half years, depending on the reason for and date of his termination in relation to the change in control. Mr. Byrne is entitled to severance payments equal to his then-current annual base salary, benefits, and bonuses for one and a half years if he is terminated without cause. In the case of Mr. Bowers, his severance payment would be six months’ compensation. Mr. Hughes does not have a severance arrangement, but is generally entitled to one-year’s notice before termination. Mr. Hughes’ and Mr. Byrne’s agreements contain certain post-termination covenants not to compete. The employment agreements also provide for use of a Company car, reimbursement of business expenses, participation in the Company’s 401(k) profit-sharing plan and other benefit programs on the same basis as other salaried employees. Mr. Bower’s and Mr. Hughes’ agreements have no expiration dates. Mr. Byrne’s agreement expires on December 31, 2008, and is thereafter renewable for successive one-year periods, unless the agreement is terminated earlier by him or the Company. Pursuant to Mr. Byrne’s employment agreement, the Company agreed to use its best efforts to cause Mr. Byrne to remain on the Board and to be appointed a member of the Executive Committee of the Board.

Compensation of Directors

     Directors who are not employees of the Company, other than the Chairman of the Board of Directors and the Chairman of the Audit Committee, are paid an annual retainer of $14,000 plus $800 per day on Company business. The Chairman of the Audit Committee is paid an annual retainer of $26,000 plus $800 per day on Company business, and the Chairman of the Board is paid an annual retainer of $45,000 plus $1,000 per day on Company business. Telephonic meeting fees are paid at one-half the normal per day rate.

     Non-employee directors of the Company are also granted 2,000 stock options annually under the Company’s 2001 Plan. During 2003, each non-employee director was granted a ten year stock option exercisable immediately for 2,000 shares at an exercise price of $3.27 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

     Each of Messrs. Hughes, Murray, and Owens filed a Form 4 reporting the January 31, 2003 grant of stock options covering 10,000, 12,000 and 6,000 shares, respectively, late.

PERFORMANCE GRAPH

     The graph below compares the cumulative five-year total shareholders’ return on the Company’s Common Stock with the cumulative total return on The Nasdaq Stock Market Index and a peer group consisting of Florida Rock Industries, Lafarge Corporation, Martin Marietta Materials, Inc. and Oglebay Norton Company. The graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 on December 31, 1998, and that all dividends have been reinvested.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG U.S. LIME & MINERALS, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON DECEMBER 31, 1998
ASSUMES DIVIDENDS REINVESTED THROUGH
FISCAL YEAR ENDED DECEMBER 31, 2003

	1998	1999	2000	2001	2002	2003
U.S. LIME & MINERALS, INC.	100.00	97.83	70.96	81.78	54.74	101.25
PEER GROUP INDEX	100.00	72.59	71.36	96.42	80.18	111.17
NASDAQ MARKET INDEX	100.00	176.37	110.86	88.37	61.64	92.68

INDEPENDENT AUDITORS

     Fees for professional services provided by our independent auditors, Ernst & Young LLP, for the last two fiscal years, in each of the following categories, are:

	2003	2002
Audit	$142,444	$84,500
Audit-Related	8,000	80,000
Tax	15,225	35,324

Total	$165,669	$199,824

     Audit Fees. Fees for audit services include fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q.

     Audit-Related Fees. Audit-related fees principally include fees relating to an employee benefit plan audit and accounting consultations. The 2002 audit-related fees included fees related to the Company’s embezzlement investigation and associated restatements and reclassifications.

     Tax Fees. Tax fees include fees relating to reviews and preparation of tax returns and tax consultations.

     The Audit Committee has adopted a pre-approval policy relating to the providing of services by the Company’s independent auditors. Under the Committee’s pre-approval procedures, all services to be provided by the auditors must be approved in advance by the Committee. The Committee has delegated to the Chairman of the Committee the authority to approve such services up to $25,000 each in the case of either a change in the scope or cost of previously approved services, or an additional type of services that was not covered by a prior Committee approval. The Audit Committee does not delegate any of its approval authority to management.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

OTHER MATTERS

     The Board does not intend to present any other matters at the Annual Meeting and knows of no other matters that will be presented. However, if any other matters properly come before the Annual Meeting, the persons designated as proxies on the enclosed Proxy Card intend to vote thereon in accordance with their best judgment.

CERTAIN TRANSACTIONS

     On August 5, 2003, the Company sold $14,000,000 of unsecured Subordinated Notes along with detachable warrants, in a private placement under Section (2) of the Securities Act of 1933, as amended, to three accredited investors, one of which is an affiliate of Inberdon, the Company’s majority shareholder, and another of which is an affiliate of Robert S. Beall, who at the time beneficially owned approximately 11% of the Company’s outstanding shares of Common Stock. The terms of the transaction were reviewed and approved by the Company’s Audit Committee. The Company believes that the terms of the private placement were more favorable to the Company than the proposals previously received. The Company’s financial advisor provided an opinion to the Company’s Board of Directors that, from a financial point of view, the private placement was fair to the unaffiliated holders of the Company’s Common Stock in relation to other potential subordinated debt transactions then available to the Company.

SHAREHOLDER PROPOSALS

     Shareholder proposals submitted to the Company under SEC Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company’s proxy statement for its 2005 Annual Meeting of Shareholders must be received by the Company at its office in Dallas, Texas, addressed to Timothy W. Byrne, President and Chief Executive Officer of the Company, not later than December 6, 2004. Such Rule 14a-8 shareholder proposals must comply with SEC rules.

     The Company must receive notice of other matters, including non-Rule 14a-8 proposals, that shareholders may wish to raise at the 2005 Annual Meeting of Shareholders by February 19, 2005. If the Company does not receive timely notice of such other matters, the persons designated as proxies for such meeting will retain general discretionary authority to vote on such matters under SEC rules. Such notices should be addressed to Timothy W. Byrne, President and Chief Executive Officer of the Company.

     The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company. Solicitation may be made by mail, personal interview, telephone, and/or facsimile by officers and regular employees of the Company who will receive no additional compensation therefor. The Company may specifically engage a firm to aid in the solicitation of Proxies, for which services the Company would anticipate paying a standard reasonable fee plus out-of-pocket expenses. The Company will bear the reasonable expenses incurred by banks, brokerage firms, and other custodians, nominees, and fiduciaries in forwarding proxy materials to beneficial owners.

UNITED STATES LIME & MINERALS, INC.

Timothy W. Byrne
Dallas, Texas	President and Chief Executive Officer
April 5, 2004

Exhibit A

United States Lime & Minerals, Inc.
Amended and Restated
Audit Committee Charter

I.	Organization

This Charter governs the organization of the Audit Committee and the scope of its duties and responsibilities. The Audit Committee shall, at least annually, review and assess the Charter, report to the Board of Directors the results of that review and assessment, and recommend any changes for the approval of the Board.

The Audit Committee shall be appointed by and serve at the pleasure of the Board of Directors and shall be composed of at least three members of the Board who, as determined by the Board, are independent and meet the other qualification standards set by federal and state legislation and regulation, applicable listing standards of the Nasdaq Stock Market, and this Charter. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which results in the individual’s financial sophistication. The Audit Committee shall determine whether one of its members qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission. Unless the Board of Directors has previously designated the Audit Committee Chairman, the members of the Audit Committee shall elect a Chairman by majority vote. The duties and responsibilities of the Chairman of the Audit Committee shall be to call meetings of the Audit Committee and to preside at such meetings and to perform such other functions of the Audit Committee as may be delegated to him.

II.	Statement of Policy

The Audit Committee shall assist the Board of Directors in overseeing the integrity of the Company’s financial statements and financial reporting and accounting processes, the Company’s compliance with financial regulatory requirements, the performance of the Company’s internal audit function, if any, the outside auditors’ qualifications and independence, the performance of the outside auditors, and the audits of the Company’s financial statements and of the Company’s internal accounting controls for financial reporting when required. The Audit Committee shall be directly responsible for the appointment, compensation, retention, evaluation, and oversight of the work of the outside auditors (including the resolution of any disagreements between management and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and the outside auditors shall report directly to the Audit Committee. In so doing, it is the duty and responsibility of the Audit Committee to maintain free and open communication between and among the Committee, the outside auditors, and the management of the Company. In discharging its duties and responsibilities, the Audit Committee is empowered to investigate any matter with full access to all books, data, records, facilities and personnel of the Company. The Audit Committee shall have the power to retain independent counsel and other advisors (including the Company’s regular counsel or other advisors) at the Company’s expense and to pay

1

ordinary administrative expenses of the Audit Committee that it determines are necessary or appropriate in carrying out its duties and responsibilities.

III.	Oversight Duties and Responsibilities

The Audit Committee’s oversight function recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Audit Committee recognizes that the Company’s financial management, as well as its outside auditors, has more knowledge and more detailed information regarding the Company and its financial reports than do Audit Committee members. Consequently, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditors’ independence or the performance of their work; similarly, the Audit Committee is not independently verifying management representations, conducting an audit or investigation of the financial statements, or determining that the financial statements are true and complete, have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or fairly present the financial condition, results of operations, or cash flow of the Company in accordance with GAAP.

The directors serving on the Audit Committee shall have no greater standard of liability in the performance of their duties and responsibilities than the standard of liability applicable to all directors. Audit Committee members who were previously employed by the Company or who have special training or experience in financial, accounting, or auditing matters shall have no greater duty or responsibility as a result of such prior training, services or experience. Members of the Audit Committee shall have the full protection against personal liability for breach of fiduciary duties as set forth in the NINTH Article of the Articles of Incorporation, adopted by the shareholders in the meeting of January 25, 1994. In addition, members of the Audit Committee shall be entitled to be indemnified against liability by the Company as provided in the NINTH Article of the Articles of Incorporation and Article Nine of the Bylaws.

IV.	Functions

The following functions shall be the principal recurring activities of the Audit Committee in carrying out its oversight duties and responsibilities. The functions are set forth as minimum duties and responsibilities with the understanding that the Audit Committee may undertake such additional duties and responsibilities as the Board of Directors or the Audit Committee may deem necessary or appropriate given the circumstances. The duties and responsibilities of the Audit Committee shall include all of the duties and responsibilities set forth in Rules 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934, as amended.

•	The Audit Committee shall have a clear understanding with management and the outside auditors that the outside auditors are directly accountable to the Audit Committee.

•	The Audit Committee shall discuss with the outside auditors the overall scope and plans for their audits, including the adequacy of staffing, rotation requirements, independence and compensation. Also, the Audit Committee shall discuss with management and the outside auditors the adequacy and effectiveness of the Company’s internal control over financial reporting. Further, the Audit Committee shall meet separately with the outside auditors, with and without management present, to discuss the results of their examinations.

2

•	The Audit Committee shall review and discuss with management and the outside auditors the Company’s annual audited and quarterly unaudited financial statements, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and any other financial disclosures, and the selection, application, and disclosure of critical accounting policies and practices, including any changes to those policies and practices and alternatives considered, used in such financial statements, and shall review and discuss with the principal executive and financial officers their certifications in and/or accompanying the related report. The Audit Committee shall also review and discuss with the outside auditors the matters required to be discussed by Statements of Auditing Standards No. 61 and No. 90, as may be modified or supplemented. The discussion of the financial statements and related critical accounting policies and practices shall occur prior to the public release of such financial statements, and the discussion of the related financial disclosures, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” shall occur prior to the filing of the Form 10-Q or Form 10-K. Additionally, based on such review and discussion, the Audit Committee shall consider whether to recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	The Audit Committee shall oversee the administration of the Company’s Code of Business Conduct and Ethics and shall review and approve all related-party transactions as required by the rules of the Nasdaq Stock Market or other applicable legal or regulatory requirements.

•	The Audit Committee shall discuss with management and the outside auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Company’s internal controls and processes that could materially affect the Company’s financial statements and financial reporting. The Audit Committee shall review with the outside auditors any audit problems or difficulties and management’s response thereto.

•	The Audit Committee shall:

–	Establish hiring policies for employees or former employees of the outside auditors;

–	Pre-approve all auditing services to be provided by the outside auditors;

–	Pre-approve all permissible non-auditing services, including tax services, to be provided by the outside auditors, subject to such exceptions as may be determined by the Audit Committee to be appropriate and consistent with applicable legal and regulatory provisions;

–	Receive reports from the outside auditors regarding critical accounting policies and practices, alternative treatments of financial information and GAAP, the effects of regulatory and accounting initiatives, off-balance sheet arrangements, and other developments that could have a significant effect on the Company’s financial statements; the use of non-GAAP financial information; any audit problems or difficulties encountered by the outside auditors, including any

3

restrictions on the outside auditors’ access to information or personnel, and management’s response to same; any material communications from the outside auditors to management, such as any management letter, report of possible fraud or illegality, or schedule of significant unadjusted differences; and such other information as may be required by legal and regulatory provisions;

–	Receive from the outside auditors annually a formal statement regarding the outside auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the firm, and any steps taken by the firm to address the issues raised; and all relationships between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented by such other standards as may be set by law or regulation, the Nasdaq Stock Market rules or the rules of the Public Company Accounting Oversight Board;

–	Discuss with the outside auditors in an active dialogue any such disclosed relationships or services that may impact the objectivity and independence of the auditors and take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the outside auditors; and

–	Evaluate, at least annually, the outside auditors’ independence and performance, including a review of the audit engagement team, the lead audit partner, and the rest of the firm, and report to the Board of Directors the Committee’s determinations with respect thereto.

•	The Audit Committee and its members shall have complete access to the management of Company and the Company’s financial and accounting personnel, recognizing that it is expected that members of the Audit Committee will use judgment to ensure that such access is not distracting to the business operations of the Company.

•	The Committee shall receive reports from the principal executive and financial officers of the Company regarding: their evaluation of the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting; any significant deficiencies and internal weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information and whether they have identified for the outside auditors any material weaknesses in internal controls; any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

•	The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4

V.	Meetings and Reports

The Audit Committee shall meet at least four times annually and more frequently as necessary or appropriate, including teleconferences when appropriate. Special meetings of the Audit Committee may be called on one day’s notice by the Chairman of the Board of Directors, the Chairman of the Audit Committee, or a majority of the members of the Audit Committee. The Audit Committee shall meet in separate executive sessions with the Company’s management and the independent auditors annually or as otherwise required by applicable law or regulation. A majority of the Audit Committee shall constitute a quorum, and the Audit Committee shall act only on the affirmative vote of a majority of the members present at the meeting. Attendance by other directors and by members of management and financial and accounting personnel shall be at the invitation of the Audit Committee Chairman or a majority of the members of the Committee. The Audit Committee shall maintain minutes of all meetings documenting its activities and recommendations to the Board of Directors.

The Audit Committee shall report significant matters discussed, determinations made, and actions taken to the Board of Directors. The Audit Committee shall prepare the report of the Committee required to be included in the Company’s proxy statement for its annual meeting of shareholders

The Audit Committee shall, at least annually, review and access the performance of the Committee and its members. The Audit Committee shall report to the Board of Directors the results of its review and assessment and recommend any changes for the approval of the Board.

Adopted March 4, 2004

5

Proxy — United States Lime & Minerals, Inc.

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edward A. Odishaw and Timothy W. Byrne, and either of them, proxies, with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of UNITED STATES LIME & MINERALS, INC. standing in the name of the undersigned on March 26, 2004, at the Annual Meeting of Shareholders to be held on May 5, 2004, at the Crowne Plaza Suites, 7800 Alpha Road, Dallas, Texas 75240, and at any adjournment thereof, and especially to vote on the item of business specified below, as more fully described in the Notice of the Meeting dated April 5, 2004, and the Proxy Statement accompanying the same, the receipt of which is hereby acknowledged.

You are encouraged to record your vote on the following items of business to be brought before the Annual Meeting, but you need not mark any box if you wish to vote in accordance with the Board of Directors’recommendation. The proxies cannot vote your shares unless you sign, date, and return this Proxy Card. Remember, you can revoke this Proxy Card and vote in person by attending the Annual Meeting, or by submitting to the Company prior to the Annual Meeting, a written notice of revocation.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

United States Lime & Minerals, Inc.	000000 0000000000 0 0000

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors
The Board of Directors recommends a vote FOR all nominees in the Election of Directors.

01-T. W. Byrne, 02-R. W. Cardin, 03-A. M. Doumet, 04-W. G. Irmscher, 05-E. A. Odishaw	For All ☐	Withhold All ☐	For All Except ☐

(Except nominee(s) written above.)

In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

B Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.
Please sign exactly as name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representative capacity.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X            H H H            P P P P 003276